UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2015

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 25, 2015, the Board of Directors of First Community Bancshares, Inc. (the “Company”) appointed C. William Davis and M. Adam Sarver, as directors, effective the same day.

Mr. Davis has been a director of the Company’s wholly owned subsidiary, First Community Bank, since 1995.  Mr. Davis is a practicing attorney in Bluefield, West Virginia. The Board will determine Mr. Davis’ committee appointments during the course of 2015. There are no arrangements or understandings between Mr. Davis and any other persons pursuant to which Mr. Davis was appointed to the Board of Directors. Other than his appointment as a director of the Company, there have been no transactions, nor are there any currently proposed transactions, in which the Company has or is to be a participant and the amount involved exceeds $120,000 and in which Mr. Davis had or will have a direct or indirect material interest .

Mr. Sarver has been a director of the Company’s wholly owned subsidiary, First Community Bank, since 2014.  Mr. Sarver is a businessman in Princeton, West Virginia. The Board has appointed Mr. Sarver to the Audit Committee. There are no arrangements or understandings between Mr. Sarver and any other persons pursuant to which Mr. Sarver was appointed to the Board of Directors. Other than his appointment as a director of the Company, there have been no transactions, nor are there any currently proposed transactions, in which the Company has or is to be a participant and the amount involved exceeds $120,000 and in which Mr. Sarver had or will have a direct or indirect material interest.

No contracts or arrangements were entered into with Mr. Davis or Mr. Sarver and no grants or awards were made to Mr. Davis or Mr. Sarver in connection with their appointment as directors of the Company.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include:  changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	August 28, 2015	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer